COMMON STOCK	12 Months Ended
Jan. 02, 2022
Equity [Abstract]
COMMON STOCK	COMMON STOCK
On April 14, 2021, we announced a public offering to sell, subject to market and other conditions, $125.0 million of ordinary shares through an underwritten public offering. Maxeon also granted the underwriters an option, to purchase up to an additional $18.7 million of ordinary shares offered in the public offering on the same terms and conditions, at a public offering price of $18.00 per share (together with the public offering, the “Offering”). The option was exercised in full by the underwriters. 8,046,025 shares were issued during the Offering, with 59,914 shares issued to a third-party as payment for issuance cost incurred.
In addition, pursuant to a stock purchase agreement, dated April 13, 2021, with an affiliate of Tianjin Zhonghuan Semiconductor, Maxeon agreed to sell to TZS 1,870,000 ordinary shares at $18.00 per share, in a private placement exempt from the registration requirements of the Securities Act of 1933 (the “TZS Private Placement”).
The Offering and the TZS Private Placement closed in April 2021. The net proceeds were approximately $169.7 million after giving effect to the underwriting discounts and commissions as well as other issuance costs.
Common Stock
Voting Rights - Common Stock
All common stockholders are entitled to one vote per share on all matters submitted to be voted on by our stockholders.
Dividends - Common Stock
All common stockholders are entitled to receive equal per share dividends when and if declared by the Board of Directors. Certain of our debt agreements place restrictions on us and our subsidiaries’ ability to pay cash dividends.
Shares Reserved for Future Issuance Under Equity Compensation Plans
We had shares of common stock reserved for future issuance as follows:

	As of
(In thousands)	January 2, 2022	January 3, 2021
Equity compensation plans	3,363	2,533